PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS — FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 11, 2007 TO PROSPECTUS DATED APRIL 1, 2007

The following pertains to the Bond, Intermediate Bond and Short Bond Portfolios under Investment Advisers on page 27 of the Prospectus:

As of August 3, 2007, Northern Trust Investments, N.A. (“NTI”) assumed all rights and obligations of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Institutional Funds (the “Trust”), with regard to the Bond Portfolio, Short Bond Portfolio and Intermediate Bond Portfolio. Therefore, effective August 3, 2007, NTGIL no longer serves jointly with NTI as investment adviser to the Bond Portfolio, Short Bond Portfolio and Intermediate Bond Portfolio.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerninstitutionalfunds.com	NIFSPTFI 9/07